DUE TO RELATED PARTY	9 Months Ended
Sep. 30, 2024
DUE TO RELATED PARTY
DUE TO RELATED PARTY

NOTE 15 — DUE TO RELATED PARTY

As part of the Business Combination, the Company assumed certain related party payables with the Sponsor of Monterey Acquisition Corp. These payables comprise the Due to Related Party on the unaudited condensed consolidated balance sheet.

The first type of payable assumed are working capital loans that the Sponsor provided to Monterey Acquisition Corp. These working capital loans are due on demand and carry no interest. They are convertible into warrants at $1.00. The warrants would have a 5 year term and an exercise price of $11.50. The amount assumed in the Business Combination was $0.4 million. As of September 30, 2024, there was $0.4 million outstanding.

The second type of payable assumed are two unsecured promissory notes with the Sponsor for a combined principal amount of $65 thousand. The notes are non-interest bearing and are payable upon demand. The amount assumed in the Business Combination was $65 thousand. As of September 30, 2024, the notes had an outstanding principal balance of $65 thousand.

The third type of payable assumed was monies advanced to Monterey Acquisition Corp. by the Sponsor for administrative support. These advances are non-interest bearing and are payable upon demand. The amount assumed in the Business Combination was $0.1 million. As of September 30, 2024, the notes had an outstanding principal balance of $0.1 million.

The total due for these payables as of September 30, 2024 was $0.6 million.